MASSACHUSETTS INVESTORS' GROWTH STOCK FUND

                        Supplement to Current Prospectus:

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY


Effective April 1, 2007, the first paragraph under the sub-heading "I-Risk Return Summary - Principal Investment Policies and Strategies" is hereby replaced in its entirety by the following:

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's net assets in equity securities.

MFS focuses on investing the fund's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

                The date of this supplement is Janury 1, 2006.